United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2014

UNION BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

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Virginia	0-20293	54-1598552
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1051 East Cary Street

Suite 1200

Richmond, Virginia 23219

(Address of principal executive offices, including Zip Code)

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Registrant’s telephone number, including area code: (804) 633-5031

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 7.01 Regulation FD Disclosure.

The attached handout contains information that the members of Union Bankshares Corporation (the “Company”) management will use during visits with investors, analysts, and other interested parties to assist their understanding of the Company through the second quarter of 2014. Other presentations and related materials will be made available as they are presented during the year. This handout is also available under the Other Documents link in the Investor Relations section of the Company’s website at http://investors.bankatunion.com.

The information provided under Item 7.01 on this Form 8-K, including the handout attached as exhibit 99.1 to this report, is being furnished, and not filed.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Union Bankshares Corporation investor presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNION BANKSHARES CORPORATION

Date: May 29, 2014	By:	/s/ Robert M. Gorman
Robert M. Gorman Executive Vice President and Chief Financial Officer